Exhibit (j)(1)(i)

AMENDMENT NUMBER 4

TO

CUSTODIAN AGREEMENT

This Amendment Number 4 (the “Amendment”) to the Custodian Agreement by and between each Fund listed on Appendix A hereto (the “Funds”) and State Street Bank and Trust Company (the “Custodian”) is made as of this 30 day of September 2019.

WHEREAS, the Funds and the Custodian have entered into a Custodian Agreement dated as of December 31, 2014 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the Funds and the Custodian wish to Amend and Restate Appendix A of the Agreement in order to revise the list of Funds covered by the Agreement.

NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, each Fund and the Custodian agree as follows:

1.	Effective as of September 30, 2019, Hartford Schroders Opportunistic Income Fund, a Delaware statutory trust, is added as a party to the Agreement.

2.	Appendix A of the Agreement is hereby deleted in its entirety and replaced with the Amended and Restated Appendix A attached hereto.

3.	Except as modified hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE HARTFORD MUTUAL FUNDS, INC.
THE HARTFORD MUTUAL FUNDS II, INC.
HARTFORD SERIES FUND, INC.
HARTFORD HLS SERIES FUND II, INC.
HARTFORD FUNDS MASTER FUND
HARTFORD FUNDS EXCHANGE-TRADED TRUST
LATTICE STRATEGIES TRUST
HARTFORD FUNDS NEXTSHARES TRUST		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Amy N. Furlong	By:	/s/ Andrew Erickson
Name:	Amy N. Furlong	Name:	Andrew Erickson
Title:	Vice President and Treasurer, Duly Authorized	Title:	Executive Vice President, Duly Authorized

AMENDED AND RESTATED APPENDIX A

List of Investment Companies

This Amended and Restated Appendix A to that certain Custodian Agreement dated December 31, 2014, is effective as of September 30, 2019.

THE HARTFORD MUTUAL FUNDS, INC.

Hartford AARP Balanced Retirement Fund

The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

Hartford Emerging Markets Equity Fund

The Hartford Emerging Markets Local Debt Fund

Hartford Environmental Opportunities Fund (renamed Hartford Climate Opportunities Fund effective on November 8, 2019)

The Hartford Equity Income Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford Global All-Asset Fund1

Hartford Global Impact Fund

The Hartford Global Real Asset Fund

The Hartford Growth Allocation Fund

The Hartford Healthcare Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford International Equity Fund

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund2

The Hartford International Value Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Moderate Allocation Fund

Hartford Multi-Asset Income and Growth Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

Hartford Small Cap Value Fund

The Hartford Small Company Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

[1]	This fund will merge into Hartford AARP Balanced Retirement Fund on or about September 20, 2019.
[2]	This fund will merge into Hartford Global Impact Fund on or about November 22, 2019.

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The Hartford World Bond Fund

THE HARTFORD MUTUAL FUNDS II, INC.

The Hartford Growth Opportunities Fund

Hartford Multifactor International Fund

Hartford Multifactor Large Cap Value Fund

Hartford Quality Value Fund

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders International Stock Fund

Hartford Schroders Securitized Income Fund

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders US MidCap Opportunities Fund

Hartford Schroders US Small Cap Opportunities Fund

The Hartford Small Cap Growth Fund

HARTFORD SERIES FUND, INC.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Healthcare HLS Fund

Hartford High Yield HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford Value HLS Fund

HARTFORD HLS SERIES FUND II, INC.

Hartford Growth Opportunities HLS Fund

Hartford Mid Cap Growth HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford U.S. Government Securities HLS Fund

HARTFORD FUNDS MASTER FUND

Global Impact Master Portfolio3

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Hartford Municipal Opportunities ETF

Hartford Schroders Tax-Aware Bond ETF

[3]	This fund will unwind on or about October 4, 2019.

3

Hartford Short Duration ETF

Hartford Total Return Bond ETF

LATTICE STRATEGIES TRUST

Hartford Multifactor Developed Markets (ex-US) ETF

Hartford Multifactor Emerging Markets ETF

Hartford Multifactor Global Small Cap ETF (renamed Hartford Multifactor Small Cap ETF effective on November 6, 2019)

Hartford Multifactor Low Volatility International Equity ETF (renamed Hartford Multifactor Diversified International ETF effective on November 6, 2019)

Hartford Multifactor Low Volatility US Equity ETF

Hartford Multifactor REIT ETF

Hartford Multifactor US Equity ETF

Hartford Funds NextShares Trust

Hartford Global Impact NextShares Fund

Hartford schroders opportunisTic income fund

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AMENDED AND RESTATED APPENDIX A-1

List of ETF Funds

This Amended and Restated Appendix A-1 to that certain Custodian Agreement dated December 31, 2014, is effective as of September 30, 2019.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Hartford Municipal Opportunities ETF

Hartford Schroders Tax-Aware Bond ETF

Hartford Short Duration ETF

Hartford Total Return Bond ETF

LATTICE STRATEGIES TRUST

Hartford Multifactor Developed Markets (ex-US) ETF

Hartford Multifactor Emerging Markets ETF

Hartford Multifactor Global Small Cap ETF (renamed Hartford Multifactor Small Cap ETF effective on November 6, 2019)

Hartford Multifactor Low Volatility International Equity ETF (renamed Hartford Multifactor Diversified International ETF effective on November 6, 2019)

Hartford Multifactor Low Volatility US Equity ETF

Hartford Multifactor REIT ETF

Hartford Multifactor US Equity ETF

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